                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


               Date of Report (date of earliest event reported):


                                January 31, 1997



                         MOBILE GAS SERVICE CORPORATION
             (exact name of registrant as specified in its charter)


                           Commission File No.: 0-234



                     Alabama                            63-0142930
          (State of Incorporation)       (I.R.S. Employer Identification No.)


                              2828 Dauphin Street
                             Mobile, Alabama  36606
                    (Address of Principal executive offices)


                         Registrant's Telephone Number
                      Including Area Code: (334) 476-2720



                           Exhibit Index at page 4

Item 5.       Other Events

At the 1997 Annual Meeting of Stockholders of Mobile Gas Service Corporation (the "Company") held on January 31, 1997, stockholders took the following actions:

1. The stockholders of the Company approved an amendment to the Restated Articles of Incorporation of the Company, as previously amended, to increase the authorized stock of the Company to eight million (8,000,000) shares of common stock, and to reduce the par value of the authorized shares of the common stock of the Company from $2.50 per share to $.01 per share, by the following vote:

             For           Against           Abstain
             ---           -------           -------
           2,992,209       40,576            38,235

       A copy of Articles of Amendment to the Company's Restated Articles of Incorporation is attached hereto as Exhibit 3(i)-D.


2. The following nominees were reelected as Directors of the Company, to serve until the 2000 Annual Meeting of Stockholders, by the votes indicated:

Nominee                               For                      Withheld
-------                               ---                      --------
John C. Hope, III                  3,011,779                    12,801

S. Felton Mitchell, Jr.            3,012,841                    11,739

Thomas B. Van Antwerp              3,014,019                    10,561

3. The other Directors of the Company whose terms of office continued after the 1997 Annual meeting are as indicated below:

                                            To serve until the Annual Meeting of
Director                                    Stockholders in the year:
--------                                    -------------------------
John S. Davis                                         1998
Walter L. Hovell                                      1998
G. Montgomery Mitchell                                1998
F. B. Muhlfeld                                        1998
William J. Hearin                                     1999
Joseph G. Hollis, Jr.                                 1999
Gaylord C. Lyon                                       1999
E. B. Peebles, Jr.                                    1999

Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits.

(a),(b)  Not applicable.

(a) Exhibits.

 Exhibit 3(i)-D Articles of Amendment dated January 31, 1997 to Restated Articles of Incorporation of Mobile Gas Service Corporation


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.




                                                 MOBILE GAS SERVICE CORPORATION




February 12, 1997                               By /s/ G. Edgar Downing, Jr.
                                                   -----------------------------
                                                       G. Edgar Downing, Jr.
                                                       Secretary

                                 EXHIBIT INDEX



                                                                  Page
Exhibit No.        Description                                    Number
-----------        -----------                                   ----------
3(i)-D             Articles of Amendment dated January 31,           5
                   1997 to Restated Articles of Incorporation
                   of Mobile Gas Service Corporation


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